UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 28, 2015

World Health Energy Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30256	592762023
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

511 Ave of America New York N.Y	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 884 8395

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2015, World Health Energy Holdings, Inc. (“the Company”) elected Shalom Uri Tadelis, Chaim Behr Lieberman and Eli Gal Levy as Directors of the Company. The appointment of Tadelis, Lieberman and Levy increases the size of the Board to four members. None of the new directors have been appointed to any committees of the Board at this time. There are no arrangements or understandings between Tadelis, Lieberman and/or Levy and any other persons pursuant to which Tadelis, Lieberman and/or Levy were appointed director of the Company. Chaim Lieberman is the brother of current director David Lieberman.

Mr Gal Levy worked previously at Tradescape which was acquired by Etrade

Uri Tadelis is a innovator of FX trading Platforms

Chaim Lieberman IB and worked with top companies including Baxter

99.1	Press release dated December 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD HEALTH ENERGY HOLDINGS, INC.

Date: January 6, 2016	By:	/s/ Chaim Lieberman
	Name:	Chaim Lieberman
	Title:	Director